OTCBB: VCST

August 2008

ViewCast® Opportunity

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Safe Harbor Statement

Certain statements in this presentation contain "forward-looking" information within the meaning of the Private Securities Litigation Reform Act of 1995, which reflects the company's current judgment on certain issues. Such  statements apply to future events and are subject to risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from forward-looking statements include, but are not limited to, the ability of the company to develop and market new products, market conditions, technological change, and competition. All forward-looking statements attributable to ViewCast or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements set forth herein. ViewCast undertakes no obligation to update any forward-looking statement about circumstances or events that occur after the date on which the forward-looking statements are made. For a detailed discussion of these and other cautionary statements and factors that could cause actual results to differ from the
Company's forward-looking statements, please refer to the Company's reports on Form
10-KSB, 10-QSB and other Reports on file with the U.S. Securities and Exchang
e Commission.

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

ViewCast… Positioned for Growth

Rapidly expanding digital media market

Extensive product line

Produces highly regarded products integral to the
complex task of processing and formatting content for
digital distribution and viewing

Partnered with industry leaders

Positive financial trends - revenue growth, improved
margins, net income, positive EBITDA

Attractive valuation: 1/3 average peer-multiple

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Digital Media Today.....and Tomorrow

Enterprise

Mobile Phones

Education

IPTV/Internet TV

News, Sports,
&
Entertainment

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Drivers of Digital Media Market Growth

Cost effective alternative distribution
method to traditional, cable and satellite
broadcast platforms

Proliferation of broadband with increased
viewing quality

Sources:  ChoiceStream 2007 Survey; eMarketer, Nov. 2007; MultiMedia Intelligence, December 2007

Residential IPTV
subscribers and
broadband households
will increase from 312.5
million today to 533.6
million by 2012.

             -eMarketer

Increasing distribution of music, games, sports, movies
over Internet (IP) platforms is generating new or additional revenue for content owners

Increasing use of digital media by business, education and
government for a variety of applications

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Trend to Internet (IP) Platform

Majority of consumers are watching TV programs on
PCs, media players, mobile devices

  55% of all consumers; 70% of younger viewers

Consumers increasingly seeking convenience of

     on-demand viewing

  24% in 2006; 43% in 2007

Sources:  ChoiceStream 2007 Survey; eMarketer, Nov. 2007; MultiMedia Intelligence, December 2007

“…as the TV audience
becomes more and more
fragmented, traditional
television players, the
networks and the studios,
are reaching out to where
the audience really
lives—the Internet.”

          -eMarketer

Advertising dollars are flowing to Internet

  U.S. Internet video advertising estimated at $1.6 billion in 2008

  U.S. advertisers currently allocate less than 4% of ad budgets to digital media

  Spending forecasted at $42 billion by 2011

More content and programs are moving to IP platform as an alternate or sole means of distribution

Example: 2008 summer games in Beijing being streamed via
broadcasters’ web sites

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

IP Streaming Platform Market Outlook

Global Revenues

(Billions)

Source: Frost & Sullivan

22% CAGR 2008-2012

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Positive Implications for ViewCast

Volume and variety of digital media content is increasing

Being driven by economic factors

Being driven by consumer demand

Driving demand for new enabling technology/hardware

Media content must be processed, prepared and delivered
into multiple, useful formats for streaming (or VOD)

Capture cards and encoders perform these complex tasks

This hardware must be added between content and networks

ViewCast therefore provides the technology bridge that
enable broadcasters to stream digital media content over IP
networks to consumers

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

ViewCast is the bridge between digital content and delivery networks

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Product Lines

ViewCast is a pioneer, innovator and
recognized leader in media encoding
technology

Award-winning hardware and software solutions for
media capture, encoding and management

Osprey® Video capture cards

Niagara® SCX and SimulStream®
encoding software

Niagara® Streaming systems

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Osprey Video Capture Cards

Acquisition/Capture Hardware

Award-winning capture cards for streaming… from first card for the Internet… to professional-quality cards for Internet TV

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Niagara SCX and SimulStream Encoding Software

Capture and Encoding Software

SCX for multiple format encoding and remote
management

Encodes into multiple formats from one
Niagara system

Provides scalability

Allows integration into partner and customer
applications

SimulStream for increased productivity with
Osprey Video capture cards

Encodes one video signal into multiple
formats simultaneously from one Osprey
card

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Niagara Streaming Systems

Complete systems for acquiring, compressing, archiving and
retrieving audio and video content

Utilizes Osprey video capture cards for acquisition of content

Features Niagara SCX and SimulStream software

Niagara® Pro

Professional Broadcast Encoder

For IPTV & Internet TV

Niagara® GoStream Plus

Portable Streaming Encoder

For Webcasting & Live Events

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Competitive Strengths

Proprietary designs, proven performance, patent pending
technologies, third party integration capabilities

Established relationships with technology industry leaders

Marketing and technology agreements with key industry leaders

Multiple segments related to streaming media

Strong brand and product awareness

Osprey cards, Niagara encoders

Presence in range of industries, for variety of applications

Reputation for reliable, advanced technology and design

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Customers & Applications

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Sales Channels and Marketing

Strong brand recognition and positive product reputation provides a solid platform for expanding marketing programs and awareness

Global Sales
(direct and indirect)

Distributors, resellers

OEMs, VARs, major Internet
network/equipment/software
providers

OEM for global leader in IP
based networking routers and
products

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Marketing & Technology Partners

Flash Media Content Delivery

Content Delivery Services

Windows Media Content Delivery

Collaborative Video Conferencing

Software, Content Delivery Services

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Positioned for Growth

Technology Development

Advanced HD encoding

Advanced capabilities for
mobile streaming

Enhanced software
applications

Extension of products into
related applications

Products

Launch next-generation
products for HD platform

Expand number of PCI
Express card products

Introduce new products for
mobile streaming

Channels

Add to portfolio of industry-leading
partners

Expand sales network:

Major VARS and OEMs,
network/services providers,
software/services providers

Resellers, distributors

End-User Customers

Increase marketing and sales of
cards and encoders to
creators/owners of
programming/content

Add to portfolio of direct customers

End-user application solutions

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

2003–2007 Total Revenues

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

(Millions)

19% CAGR 2004-2007

$0.0

$5.0

$10.0

$15.0

$20.0

2003

2004

2005

2006

2007

2003–2007 ViewCast Niagara Sales Growth

58% CAGR 2004-2007

(Millions)

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Summary Financial Data

(Thousands)

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

5,141

5,141

Note payable

28

52

Long-term debt

1,406

1,813

Total current liabilities

6,007

6,784

Total current assets

1,135

2,629

Cash and equivalents

Dec. 31, 2007

June 30, 2008

(509)

1,278

247

623

EBITDA

(1,751)

843

213

317

Net income (loss)

(847)

909

88

396

Operating income
(loss)

$      13,981

$        15,994

$     7,409

$          8,322

Revenues

2006

2007

2007

2008

Twelve Months

Six Months

Corporate Initiatives 2008

Organic revenue growth of >20%

Expand marketing and sales to direct customers, channel
partners

Introduce/launch new products, new applications, new
technologies

Supplemental/complementary acquisition(s)
to support/accelerate growth

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Investment Summary

©2008 ViewCast, Inc.  All Rights Reserved.  Proprietary and Confidential.

Provides enabling technology and products for rapidly growing market for streaming over Internet, enterprise and mobile networks

Extensive product line with brand recognition and reputation for high quality

Strong product-differentiation: proprietary designs, proven performance, patent pending technologies

Marketing and technology partnerships with major industry-leaders

Generated revenue growth, positive cash flow, net income in 2007

Improvement continuing in 1H 2008 versus 1H 2007:

>12% revenue growth, 69% gross margin versus 59%

Operating income $395,600 versus $88,000

Net income $317,400 versus $213,500

EBITDA $622,700 versus $247,200

2008 guidance: > 20% revenue growth for full-year versus 2007

Attractive valuation (market-cap to est. 2008 sales)